UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2009

NORTH AMERICAN TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-16217	33-0041789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification no.)

429 Memory Lane, Marshall, Texas 75672

(Address of principal executive offices)

(972) 996-5750

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS OPERATIONS

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2009, Opus 5949 LLC, an affiliate of Sammons VPC, Inc., which beneficially owns greater than 69% of the Company’s securities, entered into the Limited Waiver to Construction Loan Agreement (“Limited Waiver”) that amends the Company’s loan agreement with respect to its promissory note in the principal amount of $14,000,000 (the “Construction Loan”). The Construction Loan originally provided for a 10-year maturity and quarterly principal installments of $350,000 beginning July 1, 2005. An amendment to the Construction Loan note on July 24, 2007 resulted in the deferral of principal installments, totaling $7,000,000, to July 25, 2010. The remaining balance will be paid in quarterly installments of $350,000 starting October 2010 through February 15, 2015. The Limited Waiver provided that the due date of the interest payment that was originally due July 1, 2009 and extended to July 31, 2009, is further extended to August 17, 2009.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(b) The Audit Committee of North American Technologies Group, Inc. (the “Company”) engaged the services of Whitley Penn, LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2009. Whitley Penn, LLP replaces the firm of KBA Group LLP (“KBA”). The engagement of Whitley Penn, LLP is effective as of July 31, 2009.

The Company previously disclosed the resignation of KBA on a Current Report on Form 8-K, dated July 29, 2009, the terms of which are incorporated by reference herein. During the Company’s two most recent fiscal years, and in the subsequent interim period though July 31, 2009, neither the Company nor anyone on its behalf consulted with Whitley Penn, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Whitley Penn, LLP did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1	Limited Waiver to Construction Loan Agreement dated July 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN TECHNOLOGIES GROUP, INC.

Dated:	August 5, 2009

By:	/s/ JOE B. DORMAN
Joe B. Dorman, Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Limited Waiver to Construction Loan Agreement.